                                 [EXHIBIT 10.1]

                                VOTING AGREEMENT

               THIS VOTING AGREEMENT (this "Agreement") is made and entered into as of November 14, 1997, by and among the persons named on Schedule 1 attached hereto and each such other person who shall enter into a Voting Agreement Supplement (as defined below) in accordance with Section 8 of this Agreement (each individually a "Shareholder" and collectively the "Shareholders").

                                    Recitals

H. Officers of W.W. Clyde Investment Co., a Utah corporation (the "Company"), have filed or shall file Articles of Restatement and Amended and Restated Articles of Incorporation with respect to the Company (collectively, the "Amendment Documents") with the Utah Department of Commerce, Division of Corporations and Commercial Code which shall be effective as of November 13, 1997 at 5:00 p.m. (the "Effective Time").

               I. Pursuant to the Utah Revised Business Corporation Act (the "URBCA") and the Amendment Documents, at the Effective Time, (i) the name of the Company shall be changed to Clyde Companies, Inc., and (ii) each outstanding share of the $10.00 par value Common Stock of the Company ("Old Common Stock") shall be reclassified into forty (40) shares of Common Stock of the Company ("New Common Stock").

              J. As of the Effective Time, each Shareholder shall own the number of shares of New Common Stock set forth opposite such Shareholder's name on
Schedule 1 (collectively, the "Subject Shares").

               K. The Shareholders desire to collectively control the voting of the Subject Shares pursuant to and in accordance with this Agreement.

               NOW THEREFORE, in consideration of the agreements and promises set forth in this Agreement, the Shareholders hereby agree as follows:

1. Voting Agreement. This Agreement is a voting agreement created under Section 16-10a-731 of the URBCA and, as a result, (a) is not subject to the provisions of Section 16-10a-730 of the URBCA regarding voting trusts, and (b) is specifically enforceable in accordance with Section 16-10a-731(2) of the URBCA.

2. Term. Unless earlier terminated in accordance with Section 11 below, this Agreement shall remain in full force and effect among each of the Shareholders for a period of ten (10) years from the Effective Time.

3. The Committee. Six (6) individuals (each a "Committee Member" and collectively the "Committee Members") shall act as a committee to determine, in accordance with this Agreement, how the Subject Shares shall be voted (the "Committee"). As soon as practicable after their appointment, the Committee Members shall elect a chairperson of the Committee (the "Chairperson") (in such election, the Chairperson shall be the individual who receives the greatest number of votes, without regard to whether such number constitutes a majority).

4. Committee Members. Each Committee Member shall represent (x) the group of Shareholders set forth under such Committee Member's name on Schedule 1, (y) the Permitted Transferees (as defined below) of Shareholders set forth under such Committee Member's name on Schedule 1, and (z) the transferees (in accordance with Section 8(c) below) of Shareholders set forth under such Committee Member's name on Schedule 1 (collectively, a "Family Group"). The Committee Members shall be appointed or elected as follows:

                      (a) The following individuals shall be, and hereby are
               appointed, as the Committee Members to serve for the term of this Agreement (or until their death, incapacitation or resignation):

                             (i) Richard C. Clyde (for the W. Cornell Clyde Family Group);

                             (ii) Paul B. Clyde (for the Blaine P. Clyde Family Group);

                             (iii) William R. Clyde (for the William R. Clyde
               Family Group);

                             (iv)   Ila C. Cook (for the Ila C. Cook Family
               Group);

                             (v) Louise C. Gammell (for the Louise C. Gammell Family Group); and

                             (vi)   Carol C. Salisbury (for the Carol C.
               Salisbury Family Group).

                      (b) If any Committee Member shall die, become
               incapacitated (as determined in the sole discretion of the Committee) or resign, as soon as practicable thereafter, the Committee shall provide a written notice regarding the election of a new Committee Member to the Shareholders in the applicable

               Family Group and shall cause the Shareholders of such Family Group to vote, either at a meeting or by written instrument, to elect a new Committee Member for the remainder of the term. Each new Committee Member shall be a Shareholder and a member of the applicable Family Group. Except to the extent otherwise provided for in this Agreement, voting for Committee Members shall be conducted in accordance with the provisions regulating voting by the shareholders of the Company set forth in the Bylaws of the Company, as amended from time to time.

               5. Actions of the Committee. At such time as the Company, for any purpose, conducts a meeting of, solicits written consents from or otherwise seeks a vote of its shareholders ("Shareholder Action"), the Committee shall act as follows:

                      (a) The Chairperson shall cause a meeting of the Committee
               ("Meeting") to be held, and, at the Meeting, the Committee shall determine, in accordance with this Section 5, how the Subject Shares shall be voted with respect to the Shareholder Action.

                      (b) The Chairperson shall set the date, time and location
               of each Meeting (and any Meeting may be held immediately prior to a meeting of the shareholders of the Company). Provided, however, the Chairperson shall use reasonable efforts to accommodate each of the Committee Members with respect to the date, time and location of each Meeting. Unless otherwise agreed to by all of the Committee Members, Meetings shall be held within Utah County or Salt Lake County of the State of Utah.

                      (c) Unless waived by all Committee Members, Meetings must
               be preceded by at least five (5) days notice of the date, time and location of the Meeting. Notice may be communicated in person, by telephone, by any form of electronic communication or by mail or private carrier. Nevertheless, wherever possible, notice of any Meeting shall be given by facsimile at a number which shall be designated in writing by each Committee Member from time to time.

                      (d) A Committee Member may waive notice of any Meeting. A
               waiver of notice need not be in writing and the attendance of a Committee Member at a Meeting shall constitute a waiver of notice of such Meeting.

                      (e) Four (4) Committee Members shall constitute a quorum
               for the taking of action at any Meeting.

                      (f) If a quorum is present when a vote is taken, the
               affirmative vote of a majority of Committee Members present is the act of the Committee. If no affirmative vote of a majority of the Committee Members present is obtained, (i) if the Board of Directors of the Company has recommended approval of the Shareholder Action, all of the Subject Shares shall be voted in favor of the Shareholder Action, (ii) if the Board of Directors of the Company has recommended a vote against the Shareholder Action, all of the Subject Shares shall be voted against the Shareholder Action, and (iii) if the Board of Directors of the Company has not recomended either the approval of or a vote against the Shareholder Action, one-half (1/2) of the Subject Shares shall be voted in favor of the particular Shareholder Action and one-half (1/2) of the Subject Shares shall be voted against the particular Shareholder Action.

                      (g) Any or all Committee Members may participate in a
               Meeting (or Caucus (as defined below)) by, or conduct the Meeting (or Caucus) through the use of, any means of communication by which all Committee Members participating may simultaneously hear each other during the Meeting (or Caucus). A Committee Member participating in a Meeting (or Caucus) by this means is deemed to be present in person at the Meeting (or Caucus).

                      (h) If any Shareholder Action is to be taken at a meeting
               and the Committee has not had a prior opportunity to consider and vote with respect to such Shareholder Action, (i) if a quorum is present (or if a quorum may be obtained in accordance with Subsection 5(g) above), the Committee Members present (or deemed present in accordance with Subsection 5(g) above) shall caucus ("Caucus") prior to voting on such Shareholder Action, and the affirmative vote of a majority of the Committee Members participating in the Caucus shall be the act of the Committee, and (ii) if a quorum is not present, the Subject Shares shall not be voted with respect to such Shareholder Action.

                      (i) Any action required or permitted to be taken by the
               Committee at a Meeting may be taken without a Meeting if four (4) or more of the Committee Members consent to the action in writing. Action is taken by written consent at the time the fourth Committee Member signs a writing describing the action taken, unless, prior to that time, any Committee Member has revoked a consent by a writing signed by the Committee Member and received by the Chairperson. Action taken by written consent is effective when the fourth Committee Member signs the consent, unless the Committee establishes a different effective date. Action taken by written consent has the same effect as action taken at a Meeting of the Committee and may be described as such in any document. The

               Committee, as soon as practicable, shall notify any Committee Member that has not consented to an action in writing of the action taken by the Committee.

               6. PROXY. EACH SHAREHOLDER HEREBY (OR, IF APPLICABLE, BY A VOTING AGREEMENT SUPPLEMENT) GRANTS TO THE COMMITTEE AN IRREVOCABLE PROXY, FOR A PERIOD OF TEN (10) YEARS FROM THE EFFECTIVE TIME (OR UNTIL SUCH TIME AS THIS AGREEMENT IS TERMINATED IN ACCORDANCE WITH SECTION 11 BELOW), TO ALLOW THE COMMITTEE TO VOTE SUCH SHAREHOLDER'S SUBJECT SHARES IN THE MANNER DESCRIBED IN, AND FOR THE PURPOSES CONTEMPLATED BY, THIS AGREEMENT. THIS PROXY IS IRREVOCABLE AND THE APPOINTMENT OF THE COMMITTEE IS COUPLED WITH AN INTEREST PURSUANT TO SECTION 16-10A-722(5)(E) OF THE URBCA. A COPY OF THIS PROXY, AS TO ALL OF THE SUBJECT SHARES, SHALL BE DELIVERED TO THE COMPANY. Each of the Shareholders further agrees to deliver promptly to the Committee from time to time such additional proxies and other documents as may be reasonably requested by the Committee to allow the Committee to exercise voting power with respect to the Subject Shares.

               7. Legend on Certificates. Each stock certificate evidencing Subject Shares shall bear a legend to the effect that it is subject to this Agreement. Such legend shall be placed on the face or reverse side of the stock certificate and shall be substantially in the following form:

               THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF THAT CERTAIN "VOTING AGREEMENT," DATED AS OF NOVEMBER 14, 1997, A COPY OF WHICH IS ON FILE AT THE COMPANY'S OFFICE IN SPRINGVILLE, UTAH.

               8. Transfers of Subject Shares. No Shareholder shall sell, transfer or otherwise dispose of any of his or her Subject Shares, except as follows:

                      (a) Any Shareholder, during his or her lifetime and/or
               upon his or her death, may sell, transfer or dispose of all or any Subject Shares to (x) his or her spouse, (y) the issue of such Shareholder or his or her spouse or (z) a trustee in trust for the benefit of such Shareholder, such Shareholder's spouse or the issue of either of them (a "Permitted Transferee"), provided that:

                             (i) the Permitted Transferee shall receive and hold
                      such Subject Shares subject to the terms of this Agreement; and

                             (ii) the Permitted Transferee shall enter into a
                      Voting Agreement Supplement substantially in the form attached hereto as Exhibit A ("Voting Agreement Supplement").

                      (b) Any Shareholder may sell, transfer or dispose of all
               or any Subject Shares to the Company (but only if such Shareholder does not own any shares of New Common Stock, other than Subject Shares, unless such other shares of New Common Stock are also being sold, transferred or disposed of to the Company).

                     (c) A Shareholder may sell, transfer or dispose of any of
               his or her Subject Shares to a person other than a Permitted Transferee or the Company only upon obtaining the prior written consent of the Committee (which consent shall not be unreasonably withheld), provided that:

                             (i) The transferee shall receive and hold such
                      Subject Shares subject to the terms of this Agreement; and

                             (ii) The transferee shall enter into a Voting
                      Agreement Supplement.

9. Representations, Warranties and Covenants of Shareholders. Each Shareholder represents and warrants to, and agrees with, the other Shareholders as follows:

                      (a) this Agreement (or, if applicable, a Voting Agreement
               Supplement) has been duly executed and delivered by such Shareholder and constitutes a valid and legally binding obligation of such Shareholder enforceable in accordance with its terms;

                      (b) such Shareholder is not subject to or obligated under
               any provision of (i) any contract, (ii) any license, franchise or permit or (iii) any law, regulation, order, judgment or decree that would be breached or violated by the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby;

                      (c) no authorization, consent or approval of, or any
               filing with, any public body or authority is necessary for consummation by such Shareholder of the transactions contemplated by this Agreement;

                      (d) as of the Effective Time, the Subject Shares
               beneficially owned by such Shareholder consist of the number of shares of New Common Stock set forth opposite such Shareholder's name on Schedule 1; and

                      (e) as of the Effective Time, such Shareholder has, and
               such Shareholder will have at all times up to the termination of this Agreement, the unrestricted power to vote his or her Subject Shares and good and marketable title to such Subject Shares free and clear of all claims, liens, charges, encumbrances and security interests.

               10. Other Shares of New Common Stock. Each Shareholder will retain at all times the right to vote his or her shares of New Common Stock other than the Subject Shares, in such Shareholder's sole discretion, on all matters which are at any time or from time to time presented for Shareholder Action.

               11. Termination. This Agreement shall be terminated upon the earliest to occur of any one of the following events:

                      (a) the written agreement of all of the Committee Members to terminate this Agreement;

                      (b) the bankruptcy, receivership or dissolution of the Company;

                      (c)    the cessation of business by the Company;

                      (d) the Company enters into an underwriting agreement with respect to a public offering of New Common Stock in excess of Thirty Million Dollars ($30,000,000);

                      (e) the Company sells all or substantially all of its
               assets or is the non-surviving corporation in a merger; or

                      (f) if ever there is only one Shareholder bound by the
               terms of this Agreement.

               12. Transfer of all Subject Shares. Any Shareholder who ceases to own any Subject Shares shall thereupon cease to be a Shareholder under this Agreement and shall (a) be released from all of the terms, provisions and obligations of this Agreement, and (b) no longer be entitled to any rights or benefits under this Agreement.

               13. Amendment. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by all of the Committee Members.

               14. Assignment. No Shareholder may assign or delegate any of his or her rights or obligations under this Agreement without the prior written consent of the Committee.

               15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same document.

               16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah.

               17. Binding Effect. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the heirs, personal representatives, successors and permitted assigns of the parties hereto. Nothing expressed or referred to in this Agreement is intended or shall be construed to give any person other than the parties to this Agreement, or their respective heirs, personal representatives, successors or assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

               18. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.

               19. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

               20. Further Assurances. Each Shareholder will, upon the request of the Committee, execute and deliver such documents and take such action deemed by the Committee to be necessary or desirable to effectuate the purposes of this Agreement.

               21. Remedies. Each Shareholder agrees that, for any violation of this Agreement, the Committee shall have the right to seek equitable relief in any court of competent jurisdiction to require that such Shareholder comply with the terms of this Agreement.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.



 (Counterpart Signature Page)                (Counterpart Signature Page)
 ----------------------------                ----------------------------
  W. Cornell Clyde                                  Richard C. Clyde

 (Counterpart Signature Page)                (Counterpart Signature Page)
 ----------------------------                ----------------------------
     Carma C. Russell                                Kenneth L. Russell


 (Counterpart Signature Page)                (Counterpart Signature Page)
 ----------------------------                ----------------------------
Richard C. Clyde, Trustee                   Patricia T. Clyde, Trustee
Richard C. Clyde Trust                      Patricia T. Clyde Trust


 (Counterpart Signature Page)                (Counterpart Signature Page)
 ----------------------------                ----------------------------
Richard C. Clyde                                   Patricia T. Clyde


 (Counterpart Signature Page)                (Counterpart Signature Page)
 ----------------------------                ----------------------------
Jeffrey R. Clyde                                   Lisa C. Bunker


 (Counterpart Signature Page)                (Counterpart Signature Page)
 ----------------------------                ----------------------------
Laurie C. Shaefer                                  Melanie C. Bitters


 (Counterpart Signature Page)
 ----------------------------
Matthew C. Clyde


---------------


 (Counterpart Signature Page)                (Counterpart Signature Page)
 ----------------------------                ----------------------------
Louise C. Clyde                                    Paul B. Clyde


 (Counterpart Signature Page)                (Counterpart Signature Page)
 ----------------------------                ----------------------------
Jeanette P. Clyde                                  Dianne C. Carr


 (Counterpart Signature Page)                (Counterpart Signature Page)
 ----------------------------                ----------------------------
Wallace J. Carr                                    Barbara C. Robertson


 (Counterpart Signature Page)                (Counterpart Signature Page)
 ----------------------------                ----------------------------

John S. Robertson                                  Wilford W. Clyde II


 (Counterpart Signature Page)                (Counterpart Signature Page)
 ----------------------------                ----------------------------
Natalie E. Clyde                                   Carl C. Clyde


 (Counterpart Signature Page)
 ----------------------------
Heather B. Clyde

---------------


 (Counterpart Signature Page)                (Counterpart Signature Page)
 ----------------------------                ----------------------------
William R. Clyde and                        Warren D. Clyde
Hazel S. Clyde, Trustees of
the Wm. R. Clyde Family Trust


 (Counterpart Signature Page)                (Counterpart Signature Page)
 ----------------------------                ----------------------------
Marietta C. Young                                  Wilford R. Clyde


 (Counterpart Signature Page)                (Counterpart Signature Page)
 ----------------------------                ----------------------------
H. Leon Clyde                               Steven L. Clyde


 (Counterpart Signature Page)                (Counterpart Signature Page)
 ----------------------------                ----------------------------
Helene C. Arnett                                   Joan C. Whicker


 (Counterpart Signature Page)                (Counterpart Signature Page)
 ----------------------------                ----------------------------
William D. Clyde                                   Reklaw and Co.

---------------

 (Counterpart Signature Page)                (Counterpart Signature Page)
 ----------------------------                ----------------------------
INVO, L.C.                                  Bruce V. Cook


 (Counterpart Signature Page)                (Counterpart Signature Page)
 ----------------------------                ----------------------------

Glenn C. Cook                               Joshua G. Cook


 (Counterpart Signature Page)                (Counterpart Signature Page)
 ----------------------------                ----------------------------
Glenn C. Cook, Custodian for                Glenn C. Cook, Custodian for
Jed Robinson Cook                                  Emily Cook


 (Counterpart Signature Page)                (Counterpart Signature Page)
 ----------------------------                ----------------------------
David O. Cook                               Nan C. Oblad


 (Counterpart Signature Page)                (Counterpart Signature Page)
 ----------------------------                ----------------------------
J. Philip Cook                              Charlotte C. Cook


 (Counterpart Signature Page)               (Counterpart Signature Page)
 ----------------------------               ----------------------------
Catherine      C. Rasband                   Christine C. Christensen

---------------


 (Counterpart Signature Page)                (Counterpart Signature Page)
 ----------------------------                ----------------------------
Louise C. Gammell                                  Louise C. Gammell, Custodian
                                                   for John S. Gammell


 (Counterpart Signature Page)                (Counterpart Signature Page)
 ----------------------------                ----------------------------
B. Clyde Gammell                                   Mary Louise G. Winkler


 (Counterpart Signature Page)
 ----------------------------
A. Ray Gammell

---------------

 (Counterpart Signature Page)                (Counterpart Signature Page)
 ----------------------------                ----------------------------
Carol C. Salisbury                                 Susan Salisbury


 (Counterpart Signature Page)                (Counterpart Signature Page)
 ----------------------------                ----------------------------

Carol Ann S. Larson                                Sally S. Anderson


 (Counterpart Signature Page)                (Counterpart Signature Page)
 ----------------------------                ----------------------------
David C. Salisbury                                 Katherine V. Salisbury

                                          SCHEDULE 1

                     NAME                                            SHARES
------------------------------------------------ -----------------------------------------------
RICHARD C. CLYDE                                                        8,000
------------------------------------------------ -----------------------------------------------
        W. Cornell Clyde                                                6,320
------------------------------------------------ -----------------------------------------------
        Richard C./Patricia T. Clyde                                   81,600
------------------------------------------------ -----------------------------------------------
        Richard C. Clyde Trust                                         12,800
------------------------------------------------ -----------------------------------------------
        Patricia T. Clyde Trust                                        12,800
------------------------------------------------ -----------------------------------------------
        Carma C. Russell                                               54,400
------------------------------------------------ -----------------------------------------------
        Kenneth L./Carma C. Russell                                   161,200
------------------------------------------------ -----------------------------------------------
        Jeffery R. Clyde                                                4,000
------------------------------------------------ -----------------------------------------------
        Lisa C. Bunker                                                  4,000
------------------------------------------------ -----------------------------------------------
        Laurie C. Shaefer                                               4,000
------------------------------------------------ -----------------------------------------------
        Melanie C. Bitters                                              4,000
------------------------------------------------ -----------------------------------------------
        Matthew C. Clyde                                                4,000
------------------------------------------------ -----------------------------------------------
SUBTOTAL:                                                             357,120
------------------------------------------------ -----------------------------------------------
PAUL B. CLYDE                                                          40,000
------------------------------------------------ -----------------------------------------------
        Louise C. Clyde                                                 7,000
------------------------------------------------ -----------------------------------------------
        Paul B./Jeannette P. Clyde                                     32,320
------------------------------------------------ -----------------------------------------------
        Dianne C. Carr                                                 40,000
------------------------------------------------ -----------------------------------------------
        Dianne C./Wallace J. Carr                                      44,360
------------------------------------------------ -----------------------------------------------
        Barbara C. Robertson                                           40,000
------------------------------------------------ -----------------------------------------------
        Barbara C./John S. Robertson                                   44,360
------------------------------------------------ -----------------------------------------------
        Wilford W. Clyde II                                            40,000
------------------------------------------------ -----------------------------------------------
        Wilford W./Natalie E. Clyde                                    32,320
------------------------------------------------ -----------------------------------------------
        Carl C. Clyde                                                  58,000
------------------------------------------------ -----------------------------------------------
        Carl C./Heather B. Clyde                                        2,760
------------------------------------------------ -----------------------------------------------
SUBTOTAL:                                                             381,120
------------------------------------------------ -----------------------------------------------

WILLIAM R. CLYDE
------------------------------------------------ -----------------------------------------------
        William R. Clyde & Hazel S. Clyde,                              1,080
        Trustess of the Wm R. Clyde Faimly
        Trust
------------------------------------------------ -----------------------------------------------
        Reklaw and Co.                                                179,080
------------------------------------------------ -----------------------------------------------
        Wilford R. Clyde                                               28,120
------------------------------------------------ -----------------------------------------------
        H. Leon Clyde                                                  28,120
------------------------------------------------ -----------------------------------------------
        Marietta C. Young                                              28,120
------------------------------------------------ -----------------------------------------------
        Joan C. Whicker                                                28,120
------------------------------------------------ -----------------------------------------------
        William D. Clyde                                               28,120
------------------------------------------------ -----------------------------------------------
        Steven L. Clyde                                                28,120
------------------------------------------------ -----------------------------------------------
        Helene C. Arnett                                               28,120
------------------------------------------------ -----------------------------------------------
        Warren D. Clyde                                                28,120
------------------------------------------------ -----------------------------------------------
SUBTOTAL:                                                             405,120
------------------------------------------------ -----------------------------------------------
ILA C. COOK
------------------------------------------------ -----------------------------------------------
        INVO, L.C.                                                    135,480
------------------------------------------------ -----------------------------------------------
        Bruce V. Cook                                                  45,600
------------------------------------------------ -----------------------------------------------
        Glenn C. Cook                                                  29,800
------------------------------------------------ -----------------------------------------------
        Joshua G. Cook                                                  3,280
------------------------------------------------ -----------------------------------------------
        Glenn C. Cook, Custodian for Jed R.                             3,240
        Cook
------------------------------------------------ -----------------------------------------------
        Glenn C. Cook, Custodian for Emily Cook                         3,240
------------------------------------------------ -----------------------------------------------
        David O. Cook                                                  20,680
------------------------------------------------ -----------------------------------------------
        Nan C. Oblad                                                   50,360
------------------------------------------------ -----------------------------------------------
        J. Philip Cook                                                  4,960
------------------------------------------------ -----------------------------------------------
        J. Philip/Charlotte C. Cook                                    20,680
------------------------------------------------ -----------------------------------------------
        Catherine C. Rasband                                           44,280
------------------------------------------------ -----------------------------------------------
        Christine C. Christensen                                       35,480
------------------------------------------------ -----------------------------------------------
SUBTOTAL:                                                             397,080
------------------------------------------------ -----------------------------------------------
LOUISE C. GAMMELL                                                     222,720
------------------------------------------------ -----------------------------------------------
        B. Clyde Gammell                                               37,800
------------------------------------------------ -----------------------------------------------
        Mary Louise G. Winkler                                         40,400
------------------------------------------------ -----------------------------------------------
        A. Ray Gammell                                                 37,800
------------------------------------------------ -----------------------------------------------
        Louise C. Gammell, Custodian for John                          46,400
        S. Gammell
------------------------------------------------ -----------------------------------------------
SUBTOTAL:                                                             385,120
------------------------------------------------ -----------------------------------------------

CAROL C. SALISBURY                                                    122,360
------------------------------------------------ -----------------------------------------------
        Susan Salisbury                                                64,000
------------------------------------------------ -----------------------------------------------
        Carol Ann S. Larson                                            64,000
------------------------------------------------ -----------------------------------------------
        Sally S. Anderson                                              64,000
------------------------------------------------ -----------------------------------------------
        David C. Salisbury                                             58,000
------------------------------------------------ -----------------------------------------------
        David C./Katherine V. Salisbury                                 6,000
------------------------------------------------ -----------------------------------------------
SUBTOTAL:                                                             378,360
------------------------------------------------ -----------------------------------------------
TOTAL:                                                              2,303,920
------------------------------------------------ -----------------------------------------------

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                      W. Cornell Clyde

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Richard C. Clyde

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)



                                                   --------------------------
                                                   Carma C. Russell

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Kenneth L. Russell

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Richard C. Clyde, Trustee
                                                   Richard C. Clyde Trust

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Patricia T. Clyde, Trustee
                                                   Patricia T. Clyde Trust

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Richard C. Clyde

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Patricia T. Clyde

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Jeffrey R. Clyde

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Lisa C. Bunker

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Laurie C. Shaefer

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Melanie C. Bitters

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Matthew C. Clyde

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Louise C. Clyde

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                     Paul B. Clyde

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Jeanette P. Clyde

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Dianne C. Carr

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Wallace J. Carr

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Barbara C. Robertson

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   John S. Robertson

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Wilford W. Clyde II

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Natalie E. Clyde

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Carl C. Clyde

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Heather B. Clyde

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   William R. Clyde, Trustee of
                                                   the Wm. R. Clyde Family Trust



                                                   --------------------------
                                                   Hazel S. Clyde, Trustee of
                                                   the Wm. R. Clyde Family Trust

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Warren D. Clyde

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                      Marietta C. Young

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Wilford R. Clyde

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   H. Leon Clyde

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Steven L. Clyde

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Helene C. Arnett

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Joan C. Whicker

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   William D. Clyde

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)

                                                   Reklaw and Co.


                                                   By:
                                                       -------------------------
                                                   Its:
                                                        ------------------------

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)

                                                   INVO, L.C.



                                                   By:
                                                       -------------------------
                                                   Its:
                                                        ------------------------

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Bruce V. Cook

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Glenn C. Cook

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Joshua G. Cook

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Glenn C. Cook, Custodian
                                                   for Jed Robinson Cook

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Glenn C. Cook, Custodian
                                                   for Emily Cook

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   David O. Cook

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Nan C. Oblad

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                      J. Philip Cook

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                      Charlotte C. Cook

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Catherine C. Rasband

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Christine C. Christensen

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Louise C. Gammell

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   ----------------------------
                                                   Louise C. Gammell, Custodian
                                                   for John S. Gammell

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   B. Clyde Gammell

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Mary Louise G. Winkler

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   A. Ray Gammell

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Carol C. Salisbury

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Susan Salisbury

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Carol Ann S. Larson

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Sally S. Anderson

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   David C. Salisbury

                           Counterpart Signature Page


                 (Attached to and forming a part of that certain
                  Voting Agreement made and entered into as of
                               November 14, 1997)




                                                   --------------------------
                                                   Katherine V. Salisbury

                                    EXHIBIT A

                           VOTING AGREEMENT SUPPLEMENT

               VOTING AGREEMENT SUPPLEMENT (this "Supplement") to the Voting Agreement dated as of January 1, 1998 (the "Voting Agreement") among each of the persons named as a "Shareholder" therein. The capitalized terms used without definition in this Supplement have the meanings specified in the Voting Agreement.

                                    Recitals

               A. Pursuant to the Voting Agreement, Permitted Transferees and all other transferees of Subject Shares in accordance with Section 8(c) of the Voting Agreement are required to (i) receive and hold Subject Shares subject to the terms of the Voting Agreement and (ii) enter into a Supplement.

   B. The signatory to this Supplement (the "New Shareholder") has acquired Subject Shares and desires to comply with the requirements of the Voting Agreement.

               NOW THEREFORE, in consideration of the agreements and promises set forth in this Supplement and the Voting Agreement, the New Shareholder hereby agrees with the Shareholders as follows:

               1. In accordance with Section 8 of the Voting Agreement, the New Shareholder hereby becomes a Shareholder under the Voting Agreement with the same force and effect as if the New Shareholder were originally named as a Shareholder in the Voting Agreement.

2. The New Shareholder hereby agrees to all of the terms and provisions of the Voting Agreement applicable to the New Shareholder, and represents and warrants to each of the other Shareholders that, as of the date of this Supplement, the representations and warranties made by the New Shareholder as a Shareholder under the Voting Agreement are true and correct.

3. Each reference to "Shareholder" or "Shareholders" in the Voting Agreement shall be deemed to include the New Shareholder.

               4. The New Shareholder hereby represents and warrants to each of the other Shareholders that this Supplement has been duly executed and delivered by the New Shareholder and constitutes a legal, valid and binding obligation of the New Shareholder.
               5. Except as expressly supplemented by this Supplement, the Voting Agreement remains in full force and effect.

               6. This Supplement shall be governed by and construed in accordance with the laws of the State of Utah.

               IN WITNESS WHEREOF, the New Shareholder has duly executed this Supplement to the Voting Agreement as of the day and year first written above.

               New Shareholder:



                                                   ----------------------------


                                                   Address:

                                                   ----------------------------

                                                   ----------------------------

                                                   ----------------------------



                                        2